UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 29, 2005
WESTERN WIRELESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Washington

(State or Other Jurisdiction of Incorporation)

000-28160	91-1638901

(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E. Bellevue, Washington	98006

(Address of Principal Executive Offices)	(Zip Code)
(425) 586-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

ITEM 2.02. Results of Operations and Financial Condition
     John W. Stanton, Chairman and Chief Executive Officer of Western Wireless Corporation (the “Company”), intends to use the materials furnished herewith as Exhibit 99.1 at today’s annual meeting of shareholders of the Company, in announcing during the meeting the Company’s financial results for the second quarter of 2005, which are set forth in the materials.
ITEM 9.01 Financial Statements and Exhibits
(c)	Exhibits

99.1	Presentation Slides

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION (Registrant)
Date: July 29, 2005	By:	/s/ Jeffrey A. Christianson
Jeffrey A. Christianson
Senior Vice President and General Counsel